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                                                                   EXHIBIT 10.38




                                Legal Department
                       JTC(LG)3729/1220 Pt 1 Vol 2/SY/ZMY



                               BUILDING AGREMENT


                                    Between


                            JURONG TOWN CORPORATION



                                      And


                         SINGAPORE TECHNOLOGIES PTE LTD




                                  relating to:
                             Private Lot A12787(d)
                             Mukim No. 13 Sembawang
                           Area: 47,640 square metres


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                          BUILDING AGREEMENT FOR LAND
            AT PRIVATE LOT A12787(d) IN WOODLANDS INDUSTRIAL PARK D
                                    (INLAND)

          THIS AGREEMENT is made the 24th day of September 1999 BETWEEN JURONG TOWN CORPORATION a body corporate incorporated under the Jurong Town Corporation Act and having its Head Office at Jurong Town Hall, Jurong Town Hall Road, Singapore (hereinafter called "the Owner" which expression shall include its successors-in-title and assigns) of the one part AND SINGAPORE TECHNOLOGIES PTE LTD a company incorporated in Singapore and having its registered office at

                  83 Science Park drive, #01-01/02 The Curie,

                    Singapore Science Park, Singapore 118258

(hereinafter called "the Licensee" which expression shall include its successors-in-title) of the other part.

          WHEREBY IT IS AGREED as follows:

1         For the period of three (3) years from the 1st day of July 1997
(hereinafter referred to as "the date hereof") or for such further period as may be extended by the Owner the Licensee shall have the Licence and authority to enter upon all that piece of land known as Private Lot A12787(d) forming part of Government Survey Lots 230L & 1179P, Mukim No. 13 Sembawang and situated in the Republic of Singapore as shown on the plan annexed hereto and estimated to contain an area of 47,640 square metres more or less subject to survey (hereinafter called "the said land") for the construction of factory buildings and other structures therein and for the installation of equipment fixtures and fittings thereat for the purpose of wafer fab production only in accordance with the stipulations hereinafter contained and for no other purpose whatsoever.




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                                     - 2 -


2         The Licensee hereby agrees to perform and observe the following stipulations :-

          (i) To hold the said land until the same shall be comprised in a lease to be granted as hereinafter provided as licensee upon the same terms relating to the lease referred to in clause 2(ii) herein at the same rent and subject to the same covenants and stipulations so far as applicable as if a lease thereto has been actually granted and so that the Owner shall have all the remedies by whatsoever means for rent in arrears that are incidental to the relationship of landlord and tenant but so that nothing herein contained shall be construed as creating a legal demise or any greater interest in the licence than a tenancy at will.

          (ii) To pay in advance as from the date hereof a licence fee calculated at the same rate and on the dates specified as for the rent reserved in the lease of the said land set out in the First Schedule hereto as if such lease has actually been granted.

          (iii) To pay on the Owner's behalf to the Comptroller of Property Tax an amount equivalent to the sum payable by the Owner as property tax in respect of the said land, improvements and structures thereon during the said period or of such extended period (if any) permitted under clause 3(c) hereof by way of additional licence fee or for the period prior to the issue of the lease to be granted under clause 4 herein.


          (iv) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Owner in respect of any outstanding amount payable by the Licensee under this Agreement from the date such amount becomes due until payment in full is received by the Owner.
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                                      -3-

     (v) To pay to the Owner all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities for the survey of the said land for the purpose of sub-division of the land of which the said land forms part and the preparation and issue of a Certificate of Title PROVIDED THAT the Owner shall have the right to employ his own surveyor to carry out the said survey in which event the Licensee shall bear all costs incurred.

     (vi)   At his own cost and expense -

            (a) to engage a professional engineer to carry out soil investigation to advise on the soil conditions and to design structurally sound buildings proposed to be erected taking into consideration the condition of the said land; and

            (b) to execute such work as may be required to be done in respect of the state and condition of the said land (especially its ground levels, topography and soil conditions) which state and condition the Licensee shall be deemed to have full knowledge.

     (vii)  Without prejudice to sub-clause (vi) above to submit within three
            (3) months from the date hereof firstly to the Owner for his approval and then to the relevant Government Planning and

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                                      -4-

            Building Authorities full and complete plans elevations and specifications of the buildings proposed to be erected on the said land in accordance in every way with the requirements under the Planning Act, Building Control Act, Fire Safety Act, Water Pollution Control and Drainage Act and any other relevant statutory provisions PROVIDED THAT the Owner may give or refuse his approval at his absolute discretion.

     (viii) At his own cost to commence erection on the said land either within six (6) months from the date hereof or within one (1) month from the date of approval of the plans by the relevant Government Building Authorities, whichever is the earlier, and in a substantial and workman-like manner with the best materials of their available kinds and in conformity in every respect with the plans, elevations, sections and specifications approved by the Owner and the relevant Government Building Authorities to finish the factory buildings, structures and other appurtenances including the installations of all equipment, fixtures and fittings so as to be completely fit for immediate occupation and operation within the said period of three
            (3) years from the date hereof PROVIDED ALWAYS THAT in the planning, erection, construction and completion of the said buildings, to develope to an average gross plot ratio on Private Lots A 12787, A12787(a), A12787(b), A12787(d) and any other land occupied by the Licensee within Woodlands Industrial Park D together of not less than 0.6 and not more than 1.4 and in the event that the aforesaid average gross plot ratio exceeds 1.4 the Licensee shall at his own cost and expense be responsible for all development charges/differential premium and any other charges that may be payable in consequence thereof AND PROVIDED FURTHER THAT the Licensee shall not install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Licensees.
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                                      -5-

     (ix) At his own cost to take such steps and execute such works upon the said land as may be necessary for the protection of shores and embankments if any and for the prevention of earth-slip erosion of soil and failure of slopes expeditiously in a workman-like manner and to the satisfaction of the Owner and other relevant governmental and statutory authorities.

     (x) If the Licensee shall fail to complete the said buildings works and installations and to commence operations within the period specified in clause 2 (viii) or within any extended period under clause 3(c) hereof the Licensee shall pay to the Owner a sum calculated at the rate of $200.00 per day as liquidated damages for the period during which the said buildings shall so remain or have remained incomplete Provided That such payment shall not prejudice any other right or remedy the Owner may have against the Licensee including its right of re-entry under Clauses 3(b) and 3(d) herein.

     (xi) To remove and replace any materials brought on the said land or used in any of the said buildings works or installations which the Owner shall require to be removed as being inferior or unfit and to make good any workmanship which he shall consider imperfect and if the Licensee fails to remedy such defects the Owner may enter upon the said land and remedy such defects at the expense of the Licensee after expiry of fourteen (14) days' notice being given to the Licensee to do so.

     (xii) Not to erect or build or permit or suffer to be erected or built any building, structure or installation other than those conforming with the plans elevations sections and specifications approved by the Owner and the relevant Government Building Authorities nor to make any alterations in the external elevation of any of the said buildings when erected without the prior consent in writing of the Owner.
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                                     - 6 -


     (xiii) In the erection and completion of the said buildings, structures and installations to do all acts and things required by and to perform the works in conformity with all respects with the provisions of any laws or regulations made thereunder and to pay and keep the Owner indemnified against all claims and other payments whatsoever which during the progress of the works may become payable in respect of the said works or of anything done under the authority herein contained and from time to time to discharge and pay all claims, assessments and outgoings now or at any time hereafter be chargeable against the Owner under any law or otherwise in regard to the said land, the said buildings or any structures or installations thereon.

     (xiv) Not to do or permit or suffer to be done in or upon the said land or any part thereof anything which in the opinion of the Owner may be or become a nuisance or annoyance or cause damage or inconvenience to the Owner or to the Licensees or occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being effected on the premises under sub-clause (xix) herein may be rendered void or voidable or be in any way affected.

     (xv) Not to sell or dispose of any earth, clay, gravel or sand from said land or permit or suffer any of the same to be removed except so far as shall be necessary for the execution of the said works PROVIDED nevertheless that the Licensee may use for the purpose of the said works any of the approved materials if so required.
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                                     - 7 -

(xvi) Not without the prior consent in writing of the Owner to remove or permit or suffer to be removed until after completion of the said buildings in accordance with the provisions herein contained any building materials (other than inferior or unfit materials removed for the purpose of being replaced by proper materials) or plant which shall be brought upon the said land for the purpose of the said works.

(xvii) Not without the prior consent in writing of the Owner to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the said land or of the external walls or rails or fences thereof any nameplate, signboard, placard, poster or other advertisement or boarding.

(xviii) Not at any time to deposit or make up or manufacture or permit or suffer to be deposited made up or manufactured upon the said land any building or other materials except such as shall be actually required for the buildings to be erected on the said land in accordance with this Agreement and as soon as the buildings hereinbefore agreed to be erected shall be completed at his own expense to remove from the road or footpath adjoining the said land or the ground intended to be used for such road or footpath all building and other materials and waste whatsoever.

(xix) As soon as any of the said buildings shall have reached a height of five (5) feet above ground level to insure the same to the full value thereof in the joint names of the Owner and the Licensee against loss or damage by fire in some insurance office approved by the Owner and shall increase such insurance proportionately as the said buildings approach completion and to keep the same so insured until a lease shall be granted as hereinafter provided and to pay all premiums
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                                     - 8 -

         thereof at least seven (7) days before the expiry date of such insurance policy and to produce to the Owner or his agent without demand the policy or policies of such insurance and the receipt for each such payment and in the event the said buildings or any part thereof are destroyed or damaged by fire then to forthwith give to the Owner written notice of such destruction or damage and to forthwith cause all monies received by virtue of any such insurance to be forthwith laid out in rebuilding and reinstating the buildings to the satisfaction of the Owner and to make up any deficiency thereof out of his own monies, but the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Owner PROVIDED ALWAYS THAT if the Licensee shall at any time fail to keep the premises insured as aforesaid the Owner may without being under any obligation to do so do all things necessary to effect or maintain such insurance and any monies expended by him for that purpose shall be repayable by the Licensee on demand and be recovered forthwith from the Licensee as a debt PROVIDED FURTHER THAT notwithstanding the covenant contained in this clause 2(xix), the Licensee may exercise the option not to rebuild or reinstate the buildings subject to the following conditions:

         (a) without prejudice to clause 3(b), the Licensee shall give the Owner three (3) months' prior notice in writing to prematurely terminate this Agreement; and

         (b) the Licensee shall forthwith pay or cause to be paid to the Owner (whom the Licensee acknowledges to be entitled to) all monies received by virtue of such insurance.

(xx) Not to assign charge create a trust or agency let sublet or underlet or grant a license or part with or share his interest under this Agreement, or the possession or occupation of the said land, or any part thereof EXCEPT THAT, subject to the Owner's prior written consent, which consent shall not be unreasonably withheld, the Licensee may mortgage or charge his interest under this Agreement by way of assignment or debenture (as the case may be) to secure the repayment of such sum or sums as the Licensee may require for the purpose only of erecting or completing the building or other structure to be built on the said land in accordance with the provisions of this Agreement PROVIDED THAT the Licensee shall thereafter continue to be liable for the observance and performance of the several stipulations herein contained until the grant of the lease as hereinafter provided.
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                                      -9-

     (xxi) Not to permit or suffer any person to occupy reside or make use of any building erected on the said land before a Temporary Occupation Licence or Certificate of Statutory Completion has been issued by or except with the permission of the relevant Governmental and Statutory authority.

     (xxii) To make reasonable provision against and be responsible for all loss, injury and damage to any person (including loss of life) or property including that of the Owner for which the Licensee may be held liable arising out of or in connection with the occupation and use of this said land and the structures erected thereon and to indemnify the Owner against all proceedings, claims, costs and expenses which he may incur or for which he may be held liable as a result of any act, neglect or default of the Licensee his servants, contractors, sub-contractors, or agents or their respective servants.

     (xxiii)   To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants generated at the said land to the requirements and satisfaction of the Owner and other relevant Governmental and Statutory authorities PROVIDED THAT in the event of any default by the Licensee under this covenant the Owner may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall be recoverable forthwith from the Licensee as a debt.

     (xxiv) Subject to Clause 2(xx) hereinbefore appearing, to give to the Owner written notice of every change of name within one month from the date of each change PROVIDED THAT where there has been, is or will also be any change in the shareholders of the Licensee or the number of shares held by each and every shareholder of the Licensee, the prior written consent in writing of the Owner shall be obtained which consent if granted shall be subject to such terms and conditions as the Owner may require.
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                                     - 10 -

        (xxv) To construct an internal drainage system to the satisfaction of the Owner to ensure that all surface water collected is discharged into the public drains and will not flow into adjoining properties.

        (xxvi)  (a)     To construct and complete a permanent culvert within
                        nine (9) months from the date hereof or any extension thereof as may be approved by the Owner and in connection thereof to submit plans to and to obtain the prior approval in writing of the Owner for the construction of a temporary crossing.

                (b) Within one (1) month of the completion of the permanent culvert mentioned in sub-clause (xxvi) (a) above to remove the temporary crossing and to reinstate any roads, roadside kerbs, drains, turfing or the like damaged by the Licensee, his servants, contractors, subcontractors, or agents or their respective servants to the satisfaction of the Owner and the relevant Governmental and Statutory authorities.

                (c) Within one (1) month of the completion of the construction of the said buildings and related civil works to reinstate any damage caused to the roads, roadside kerbs, drains, turfing and the said permanent culvert by the Licensee, his servants, contractors or agents or their respective agents to the satisfaction of the Owner and the relevant Governmental and Statutory authorities.

        (xxvii) To place with the Owner a deposit of $5,000.00 which shall be forfeited in the event of any breach of any of the provisions in clause (xxvi) herein without prejudice to the rights and remedies of the Owner contained in this Agreement and the Lease.

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                                     - 11 -

(xxviii) At his own cost to plant and maintain trees and landscape the said land in accordance with all the requirements of the Parks and Recreation Department, Ministry of National Development and other relevant Governmental and Statutory authorities.

(xxix) At his own cost to execute such work as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Owner and other relevant Governmental and Statutory authorities.

(xxx) If the Licensee shall at any time be found to have encroached upon any area beyond the allocated boundaries of the said land, the Licensee shall at his own cost and expense, but without prejudice to any other right or remedy the Owner may have against him, immediately or within the time specified (if any) by the Owner to rectify and remove the encroachment to the satisfaction of the Owner and pay to the Owner such compensation as may be specified by the Owner. If, however, the Owner in his absolute discretion permits the Licensee to regularise and retain the encroached area or any part thereof upon such terms and conditions as may be stipulated by the Owner and any other relevant Governmental and Statutory authorities, the Licensee shall pay license fee on the encroached area with retrospective effect from the date hereof, and the Licensee shall also pay all survey fees, amalgamation fees, legal fees (including solicitor and client costs and expense), and all other costs and charges relating thereto.

(xxxi) If any damage of whatsoever nature or description shall at any time occur or be caused to the said land or any building or structure or installation thereon, or any part thereof, to forthwith give to the Owner written notice of the damage and to remedy the damage to the satisfaction of the Owner within such time as the Owner may specify, all at the cost of the Licensee.

(xxxii) Not to keep or allow to be kept any livestock or other animals on the said land or any part thereof.



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                                    - 11A -

(xxxiii) The licence fees and other taxable sums payable by the Licensee under or in connection with the licence herein shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any governmental, statutory or tax authority calculated by reference to the amount of the licence fees and any other taxable sums received or receivable by the Owner from the Licensee and which tax is payable by the Licensee. The Licensee shall pay the tax and the Owner acting as the Collecting agent for the governmental, statutory or tax authority shall collect the tax from the Licensee together with the licence fees hereinabove reserved without any deduction and in advance without demand on the 1st day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

(xxxiv) Subject to clause 2 (xii) hereinbefore appearing, to ensure that the maximum height of any boundary wall or fence (including the anti-climb) erected by the Licensee shall not exceed two (2) metres PROVIDED THAT boundary walls or fences (if any) shall be erected behind baphia or other hedges planted on the said land.

(xxxv) At the Licensee's own cost, at all times, to comply with and observe the maximum height restriction of 55.0 metres above Mean Sea Level and any other height restriction(s) on buildings and structures at the said land as imposed by any governmental or statutory authority and to ensure that any height restriction plan(s) which may be furnished to the Licensee shall at all times be held in strict confidence and shall not be shown, revealed or copied to or by any person, contractor, subcontractor, watchman, employee, agent, representative or any other person except with the prior written consent of the Owner.

(xxxvi) Without prejudice to the generality of Clauses 2(xiii) and 2(xiv) herein, the Licensee shall not place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the buffer within the boundary of the said land as shown on the plan annexed hereto and shall comply with the requirements of the relevant governmental and statutory authorities including the Urban Redevelopment Authority and the Building Control Division of the Ministry of National Development.

(xxxvii) The Licensee accepts the said land in its existing state and condition and further accepts and confirms that the Owner has made no representation not given any assurance as to the present or future suitability of the said land or its surrounding or adjacent lands in relation to the Licensee's use, operations or occupation at the said land.

(xxxviii)  To ensure that the buildings, boundary walls and landscaping works fronting Woodlands Road are aesthetically designed to the satisfaction of the Owner.

(xxix) To observe the requirement of a 50-metre health and safety buffer for the proposed wafer fabrication activity, which buffer shall not extend beyond the boundary of the said land.

(xl) To comply with the Land Transport Authority's Road Interpretation Plan in respect of the road widening line.

(xli) To confine vehicular access to and from the said land as indicated by the Land Transport Authority.

3. It is hereby mutually agreed that until the Licensee has performed all his obligations herein contained the Owner shall possess the rights and powers following:

     (a) The right for himself and his agents with or without workmen or others at all reasonable times to enter upon the said land to view the state and progress of the said buildings and works and to inspect and test the materials and workmanship in connection therewith and for any other reasonable purpose including the construction and installation of sewers, drains pipes and cables on or leading from any adjoining or neighbouring land of the Owner as may be required by the Owner.

     (b) Full right and liberty in case any of the said buildings and other structures or installations hereby agreed to be erected be not completed and fit for immediate occupation within the period hereinbefore limited (time in this respect shall be of the essence of the contract) and in accordance in every way with the stipulations hereinbefore contained or in case the Licensee shall in any other way fail to perform and observe any of the stipulations on his part herein contained or if any charging order writ of seizure and sale or its equivalent made in respect of the said land or any structure therein shall be enforced without the written consent of the Owner having first been obtained by the Licensee or by the person in whose favour the charging order writ of seizure and sale or its equivalent shall have been made, to re-enter upon and take possession of the said land and all buildings, structures, fixtures, plant material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to the Licensee any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of the Owner for the recovery of any licence fee or monies due to him from the Licensee or in respect of any breach of this Agreement PROVIDED ALWAYS THAT the Owner shall, in addition, also be entitled to claim and to recover from the Licensee as a debt, any sum which the Owner may incur in connection with the demolition and removal of any building, structure, fitting, fixture or thing which the Owner may consider necessary to demolish and remove AND PROVIDED THAT if the said land has been assigned by way of mortgage the provisions of this clause shall not take effect until the Owner has served upon the mortgagee notice in writing specifying the breach and the mortgagee has failed to remedy such breach.

     (c) PROVIDED nevertheless that notwithstanding any such default as aforesaid in completing the said buildings and works the Owner may in his discretion give notice in writing to the Licensee of his intention not to enforce the stipulations herein contained and may, subject to such conditions as the Owner may impose, fix any extended period for the completion of the said works in substitution for the said period of three (3) years hereby fixed for such completion and thereupon the obligations hereunder of the Licensee to complete the said works and to accept a lease hereinafter mentioned shall be taken to refer to such substituted period.

     (d) Without prejudice to the generality of clause 3(b) hereof full right and liberty in the event that the Licensee has failed to either:

          (1) develop the said land to the gross plot ratio specified in clause 2(viii), or

          (2)  fulfill the investment criterion as stipulated in Clause 4 with full and absolute discretion to the Owner to either:

          (i) re-enter upon and take possession of the said land or any part thereof and all buildings, structures, fixtures, plant, material and effects whatsoever thereon with power to hold and dispose thereof as if this Agreement had not been entered into and without making to the Licensee any compensation or allowance for the same and this Agreement shall thereupon determine but without prejudice to any right of action or other remedy of the Owner or recovery of any licence fee or monies due to him from the Licensee or in respect of any breach of this Agreement, or

         (ii) reduce the term of lease proportionately as the actual amount invested bears with the required fixed investment on the said land as stipulated in clause 4 in which event the Licensee shall execute such documents as the Owner shall deem necessary and in connection therewith, pay all costs disbursements fees and charges legal or otherwise as provided in clause 5.

                 PROVIDED ALWAYS that if the said land has been assigned by way of mortgage, the provisions of this sub-clause (d) shall not take effect until the Owner had served upon the Mortgagee notice in writing specifying the breach and the Mortgagee has failed to remedy such breach.

4. If the said buildings and works shall have been completely finished to the satisfaction of the Owner and the relevant Governmental Building
Authorities (to be evidenced by their certificates in writing to that effect) within the said period of three (3) years or of such extended period (if any) as aforesaid and of the Licensee shall have performed and observed all the stipulations herein on his part contained other than such as may have been waived as aforesaid and if the Licensee's minimum investment shall have been the sum of $1,000/-per square metre of the gross floor area of the building(s) on building and civil works and the sum of $500/- per square metre on plant and machinery within three (3) years from the 1st day of July 1997 (due proof of such investment to be produced to the satisfaction of Owner on or before the 31st day of December 2000) then the Owner shall grant and the Licensee shall accept and execute a counter-part of one good and sufficient lease or sub-lease of the said land and premises together with the buildings so erected thereon with their appurtenances for the term of thirty (30) years from the 1st day of July 1997 at the rent and in the form containing the reservation, exceptions, covenants, conditions and provisions set forth in the FIRST SCHEDULE hereto with such modification as circumstances may render necessary and such other covenants, conditions or stipulations to be performed by the Licensee governing or regulating the use of the said land as the Owner thinks fit with a view to preserving the value thereof or protecting the interests of the licensees or occupiers of land or premises adjacent to the said land from any dangerous or obnoxious or otherwise harmful activities which may be carried out by the Licensee whether or not such activities are incidental to the Licensee's trade PROVIDED THAT until such lease is executed the Licensee shall be deemed to be the Lessee of the said land as though a lease has been executed at the same rent and subject to the covenants and conditions contained in the First
Schedule hereto so far as the same are applicable.

5. The Licensee shall pay all costs, disbursements, fees and charges legal or otherwise including stamp and registration fees in connection with the preparation, stamping and issue of this Agreement and the Lease herein agreed to be granted and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement and the lease.

6. The Licensee shall pay all costs and fees legal or otherwise, including the Owner's costs as between solicitor and client, in connection with the enforcement of the covenants and conditions of this Agreement and the lease.

7. The Licensee may, at any time during the said period of three (3) years and any extensions thereof granted under clause 3(c) by giving to the Owner three
(3) months' prior notice in writing, terminate this Agreement or surrender part of the said land PROVIDED ALWAYS THAT such termination or surrender shall be without prejudice to any right or remedy which may have or will accrue to the Owner prior to the expiry of the three (3) months notice AND PROVIDED FURTHER THAT the Licensee shall in addition to the license fee (which at the discretion of the Owner may be apportioned for the period commencing from the date hereof up to the date of delivery of vacant possession of the said land or part thereof to the Owner) survey fees, property tax and other charges specified herein pay to the Owner as liquidated damages a sum made up of firstly an amount equivalent to three (3) additional year's property tax and thirdly an amount of $500/- being administrative costs or such other sum as may be determined from time to time by the Owner, AND PROVIDED FURTHER THAT before the delivery of vacant possession as aforesaid if the Owner shall so desire the Licensee shall at the cost and expense of the Licensee properly demolish and remove such building, structure, fixture, fitting or thing as may be stipulated in writing by the Owner as well as properly render the said land or part thereof as the case may be to its original state and condition and licence fee and property tax shall continue to be payable until the same has been completed to the satisfaction of the Owner PROVIDED ALSO THAT the Licensee shall, without prejudice to clauses 2(viii) and 2(xxxvi), ensure that the said land and any other remaining land occupied by the Licensee within Woodlands Industrial Park
D comply with the setback requirements and other planning requirements and do not exceed the average maximum gross plot ratio of 1.4 after the termination or surrender.

      IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands or seals the day and year first above written.



SIGNED on behalf of             )
                                )
JURONG TOWN CORPORATION         )
                                )
By:   HAN CHIAN JUAN            )         /s/ Han Chian Juan
      Director                  )
      Specialized Parks         )
      Development Group         )
                                )
in the presence of:             )



                     /s/ Sharon Poh Jun-ee
                ---------------------------------
                       SHARON POH JUN-EE


The Common Seal of              )
                                )
SINGAPORE TECHNOLOGIES          )
PTE LTD.                        )        [SEAL]
                                )
was hereunto affixed            )
                                )
in the presence of:             )



                    Signature     :         /s/ Ho Ching
                                    -----------------------------
                    Name (in full):        Ho Ching (Ms.)
                    Designation   :       President & CEO



                    Signature     :         /s/ Chua Su Li
                                    -----------------------------
                    Name (in full):        Chua Su Li (Mrs.)
                    Designation   :       Company Secretary

        I, CHIA CHOON YANG, an Advocate and solicitor of the Supreme Court of Singapore hereby certify that on the 17th day of September 1999, the Common Seal of SINGAPORE TECHNOLOGIES PTE LTD was duly affixed to the within written instrument at Singapore in my presence in accordance with the regulations of the said Company which regulations have been produced and shown to me.


        Witness my hand this 17th day of September 1999.


                                                  /s/ Chia Choon Yang
                                        ----------------------------------------
                                                 Advocate and Solicitor
                                                       Singapore
                                                    Chia Choon Yang

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                                        ------------------------
                                                        L       1       VER    1
                                                        ------------------------
                              THE LAND TITLES ACT
                                                        ------------------------

                                                        ------------------------
                                                        (For official use only)
                                     LEASE

DESCRIPTION OF LAND

--------------------------------------------------------------------------------
  CT/SSCT/SCT                           Property Address
---------------                 Lot     Whole or part (if part
VOL     FOL      MK     TS      No.     lot, to state appd new
                                        lot/strata lot)
--------------------------------------------------------------------------------
                 13                     Whole
                                        (Private Lot A12787(d))
--------------------------------------------------------------------------------

LESSOR

--------------------------------------------------------------------------------
Name:                   JURONG TOWN CORPORATION
--------------------------------------------------------------------------------
Address:                a body corporate incorporated under
                        Jurong Town Corporation Act and
                        having its office at Jurong Town
                        Hall, 301 Jurong Town Hall Road.
                        Singapore 609431.
--------------------------------------------------------------------------------

(the registered proprietor) HEREBY LEASES the registered estate or interest in the land to:

LESSEE

--------------------------------------------------------------------------------
ID/Co Regn no:          199004768N
--------------------------------------------------------------------------------
Name:                   SINGAPORE TECHNOLOGIES PTE LTD
--------------------------------------------------------------------------------
Address:                83 Science Park Drive, #01-01/02, The
                        Curie, Singapore Science Park, Singapore
                        118258.
--------------------------------------------------------------------------------

FOR TERM OF LEASE

Term of Lease:          Thirty (30) years

Commencement Date:      1st day of July 1997 (hereinafter referred to as "the
                        Commencement Date")

Consideration:          The average fixed investment by the Lessee on building
                        and civil works exceeding $1,000/- per square metre of the gross built-up area and on plant and machinery exceeding $500/- per square metre (hereinafter referred to as "the fixed investment criteria") and the average gross plot ratio of not less than 0.6 and not more than
                        1.4 for Private Lots A12787, A12787(a), A12787(b) and
                        A12787(d) together.

Annual Rent:            As stipulated in Clause 1(i) of the Special Covenants
                        and Conditions hereinafter appearing.

Easement:               As provided in the Memorandum of Lease I/30809F and the
                        First Variation of Memorandum of Lease VML I/076384J hereinafter referred to.

SUBJECT TO:
PRIOR ENCUMBRANCES:

--------------------------------------------------------------------------------

                                      NIL

--------------------------------------------------------------------------------

     AND the following :-

     COVENANTS AND CONDITIONS

     (a) the covenants, conditions and powers implied by law in instruments of lease (or to such of them as are not hereinafter expressly negatived or modified);

     (b) the covenants and conditions set forth in the Memorandum of Lease and the First Variation of Memorandum of Lease filed in the Registry of Titles and numbered as ML I/30809F and VML I/076384J with the exception of covenants 1(i) and 1(xi) of ML I/30809F.

     SPECIAL COVENANTS AND CONDITIONS

1    (i)  To pay from the 1st day of July 1997 the yearly rent of Dollars One million nineteen thousand and nineteen and Cents Sixty only ($1,019,019.60cts) to be paid by equal quarterly instalments on the 1st day of each of the months of January, April; July and October in every year of the said term without any deduction and in advance without demand at the office of the Lessor or at such other office as the Lessor may designate calculated at the rate of $21.39cts per square metre per annum (hereinafter referred to as "the Initial
          Rent") of the demised premises having an area of 47,640 square metres (hereinafter referred to as "the preliminary survey area", which may at any time be adjusted on completion of final survey, if any, and in which event if the area adjusted exceeds five square metres more, or less, than the preliminary survey area the rental paid or payable by the Lessee shall accordingly also be adjusted and be paid and payable or refunded as the case may be in respect of the full difference between the preliminary survey area and the final survey area, with retrospective effect from the commencement of the said term of the Lease herein), which rate shall be subject to revision on the 1st day of July 1998 at the rate based on the market rent on the date of such revision determined in the manner following but so that the increase shall not exceed 7.6% of the Initial Rent. The yearly rent so revised on the 1st day of July 1998 shall be subject to revision on the 1st day of July of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year. The market rent in this context shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned (and payable retrospectively with effect from the dates mentioned if determined after the dates mentioned) and the decision of the Lessor shall be final.

     (x) As often as any building or structure on the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to give to the Lessor written notice of such destruction or damage and forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same to the satisfaction of the Lessor and in accordance with the plans and specifications approved by the lessor and in accordance with the laws, bye-laws, regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor PROVIDED FURTHER THAT notwithstanding the covenant contained in this Clause 1(x), the Lessee may exercise the option not to rebuild or reinstate the buildings subject to the following conditions:

          (a) the Lessee shall give the Lessor three (3) months' prior notice in writing to prematurely terminate the term of lease herein created but without prejudice to any right or remedy which may have or will accrue to the Lessor prior to the expiry of the three (3) months' notice under the terms and conditions of the Lease herein; and

          (b) the Lessee shall forthwith pay or cause to be paid to the Lessor (whom the Lessee acknowledges to be entitled to) all monies received by virtue of such insurance.

     (xi) Not to demise assign charge create a trust or agency mortgage 1st sublet or underlet or grant a licence or part with or share the possession or occupation of the demised premises in whole or in part without first obtaining the consent of the Lessor in writing. The restrictions contained in Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply. In addition, the Lessor may in its absolute discretion in giving the consent require, inter alia, that the fixed investment criteria be met and due proof thereof be shown within such period of time as the Lessor may stipulate, and in the event of the non-observance thereof, the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under Clause 3(c) herein.

     (xvii) At the termination, by notice by the Lessee, or re-entry by the Lessor or by expiry or otherwise, of the term hereby created, to yield up the demised premises to the Lessor in tenantable repair in accordance with the Lessee's covenants herein contained PROVIDED THAT, if so required by the Lessor and upon notice thereof, the Lessee shall at his own cost and expense properly demolish and remove such buildings, structures, fixtures and fittings, or any part thereof, as may be specified by the Lessor and reinstate the demised premises to the satisfaction of the Lessor and if the Lessee shall fail to observe or perform this covenant the Lessor may (but shall not be under any obligation to do so) execute such works and recover the costs thereof from the Lessee as a debt.

     (xxv) Subject always to Clause 1(xi) herein, to give to the Lessor written notice of every change of name within one month from the date of each change PROVIDED THAT where there has been, is or will also be a change in the shareholders of the Lessee or the number of shares held by each and every shareholder of the Lessee, the prior written consent in writing of the Lessor shall be obtained which consent if granted shall be subject to such terms and conditions as the Lessor may require.

     (xli) Not to use or permit or suffer the demised premises or any part thereof to be used otherwise than for wafer fab production only except with the prior consent in writing of the Lessor. In giving its consent, the Lessor may in its absolute discretion require, inter alia, the Lessee to meet the fixed investment criteria and to show due proof thereof within such period of time as the Lessor may stipulate, and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under Clause 3(c) of VML I/076384J. For the avoidance of any doubt, the words "meet" in this clause and "met" in Clause 1(xi) herein shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met.

     (xlii)    (a)  To ensure that the gross plot ratio shall not be less than
                    0.6 but shall not exceed the existing maximum gross plot ratio of 1.4 permitted for the demised premises except with the prior written approval of the Lessor and the relevant governmental and statutory authorities PROVIDED ALWAYS THAT and without prejudice to clause 1(viii) of ML I/30809F, the Lessee shall pay all development charges/differential premium which may be imposed on or charged to the Lessor by the relevant governmental and statutory authorities, and any other charges which may be imposed in connection with any increase in the gross plot ratio beyond 1.4.

               (b) Notwithstanding Clause 1(xlii)(a) herein, if the Lessee is Singapore Technologies Pte Ltd (hereinafter referred to as "The Company"), the Company shall ensure that the average gross plot ratio for Private Lots A12787, A12787(a), A12787(b), A12787(d) and any other land occupied by the Company within Woodlands Industrial Park D shall not be less than 0.6 but shall not exceed the existing permitted maximum average gross plot ratio of 1.4 except with the prior written approval of the Lessor and the relevant governmental and statutory authorities PROVIDED ALWAYS THAT and without prejudice to clause 1(viii) of ML I/30809F, the Lessee shall pay all development charges/differential premium which may be imposed on or charged to the Lessor by the relevant governmental and statutory authorities, and any other charges which may be imposed in connection with any increase in the said average gross plot ratio beyond 1.4. For the avoidance of doubt, Clause 1(xlii)(a) herein must be strictly complied with in the event that the Company ceases to be the Lessee.

     (xliii) Not to place, construct or erect or permit the placing, construction or erection of any building, structure or equipment whatsoever on the buffer within the boundary of the demised premises and to comply with the requirements of the relevant governmental and statutory authorities including the Urban Redevelopment Authority and the Building Control Division of the Ministry of National Development.

     (xliv) The Lessee shall not at any time hold the Lessor liable for any claim, demand, action, proceeding, inconvenience, loss, damages, costs or expenses of whatsoever kind or description which the Lessee or any other person may suffer in connection with or arising from the Easement referred to in VML I/076384J or any works carried out in relation thereto.

     (xlv) At all times throughout the term of lease hereby created to keep in full operation and continue operations at the whole of the demised premises in accordance with the use permitted in Clause 1(xli) herein.

(xlvi) If the Registrar of Titles issues in favour of the Lessee a Certificate of Title for the leasehold estate comprised in the lease hereby created, the Lessee must, within one (1) month of receipt of the said Certificate of Title submit a copy of it to the Lessor.

(xlvii) If the term of lease hereby created shall at any time be determined by expiry or otherwise, the Lessee must at his own cost and expense immediately surrender or cause to be surrendered the said Certificate of Title for the leasehold estate (and any duplicate instrument) to the Registrar of Titles for custody and cancellation by the Registrar and the Lessee shall simultaneously give to the Lessor written notice of such surrender.

(xlviii) The Lessee accepts the demised premises in its existing state and condition and further accepts and confirms that the Lessor has made no representation nor given any assurance as to the present or future suitability of the demised premises or its surrounding or adjacent lands in relation to the Lessee's use, operations or occupation at the demised premises.

(xlix) At the Lessee's own cost and at all times, to comply with and observe the maximum height restriction of 55.0 metres above Mean Sea Level and any other height restriction(s) on buildings and structures at the demised premises as imposed by any governmental or statutory authority and to ensure that any height restriction plan(s) which may be furnished to the Lessee shall at all times be held in strict confidence and shall not be shown, revealed or copied to or by any person, contractor, sub-contractor, watchman, employee, agent, representative or any other person except with the prior written consent of the Lessor.

(l) Subject to Clause 1 (vii) of ML I/30809F, to ensure that the maximum height of any chain-link fence (including the anti-climb) or boundary wall erected by the Lessee at the demised premises shall not exceed two (2) metres PROVIDED THAT the chain-link fence or boundary wall shall be erected behind any hedge that may be planted at the boundary of the demised premises.

     (li) To ensure that the buildings, boundary walls and landscaping works fronting Woodlands Road are aesthetically designed to the Lessor's satisfaction.

     (lii) To comply with Land Transport Authority's Road Interpretation Plan in respect of the road widening line.

     (liii) To confine vehicular access to and from the demised premises as indicated by the Land Transport Authority.

     (liv) To observe the requirement of a 50-metre health and safety buffer for the wafer fabrication activity, which buffer shall not extend beyond the boundary of the demised premises.

 2A The Lessor further covenants with the Lessee that he shall grant to the Lessee a lease of the demised premises for a further term of thirty (30) years (hereinafter referred to as "the further term") from the expiry of the said term upon the same terms and conditions and containing like covenants as are contained in this lease with the EXCEPTION of the present covenant for renewal PROVIDED THAT:

     (i) there shall be a minimum investment by the Lessee of $1,000/- per square metre of the gross building floor area on buildings and civil works and $500/- per square metre of the demised premises on plant and machinery, (in this Lease also referred to as "the fixed investment criteria") within three (3) years from the 1st day of July 1997 and due proof of such investment is produced to the satisfaction of the Lessor on or before the 31st day of December 2000;

     (ii) at the time due proof of such investment is produced and at the expiry of the said term, there be no existing breach or non-observance of any of the covenants and conditions herein contained on the part of the Lessee to be observed or performed;

     (iii) the rental payable for the further term shall be as set out hereunder:

             (a) the yearly rent for the further term shall be at the rate based on the market rent at the commencement of the further term (hereinafter referred to as "the Second Initial Rent");

             (b) the Second Initial Rent shall be revised on the 1st day of July 2028 and on the 1st day of July of every year thereafter at the rate based on the market rent on the respective dates determined in the manner following but so that the increase shall not exceed 7.6% of the annual rent for each immediately preceding year;

             (c) the yearly rent for the further term shall be payable by equal quarterly installments without any deductions and in advance without demand on the 1st day of each of the months of January, April, July and October in every year of the further term at the office of the Lessor or at such other office as the Lessor may designate the 1st of such payments to be made on or before the commencement of the further term; and

             (d) for the purposes of (a) and (b) above, the market rent shall mean the rent per square metre per annum of the demised premises excluding the buildings and other structures erected thereon and shall be determined by the Lessor on or about the dates mentioned (and payable retrospectively with effect from the dates mentioned if determined after the dates mentioned) and the decision of the Lessor shall be final;

     (iv) if required by the Lessor, the Lessee shall within four (4) months from the commencement of the further term and at his own cost and expense, carry out and complete such improvements to the landscaping at the demised premises as may be stipulated in writing by the Lessor;

     (v) the Lessee shall six (6) months before the expiry of the said term submit, for the approval of the Lessor and the relevant governmental and statutory authorities, plans for the upgrading of the exterior of buildings on the demised premises to the same highest quality of new buildings which the Lessor will be building at that time, and the Lessee shall expeditiously do all acts and things necessary to obtain the approval, all at the cost and expense of the Lessee; and

     (vi) the Lessee shall at his own cost and expense complete, within eighteen (18) months from the commencement of the further term, the upgrading of the buildings in accordance with the plans approved by the Lessor and the relevant governmental and statutory authorities and to the satisfaction of the Lessor.

3    (d)     The Lessee may at any time prematurely terminate the terms of lease herein created by giving to the Lessor three (3) months' prior notice in writing, but without prejudice to any right or remedy which may have or will accrue to the Lessor prior to the expiry of the three (3) months' notice under the terms and conditions of the Lease herein created or in respect of the termination.

EXECUTION OF LESSOR

THE COMMON SEAL OF                      )
JURONG TOWN CORPORATION                 )
was hereunto affixed                    )
in the presence of :-                   )


                 ---------------------------------------------
                            CHIEF EXECUTIVE OFFICER



                 ---------------------------------------------
                                   SECRETARY



EXECUTION OF LESSEE

THE COMMON SEAL OF                      )
                                        )
                                        )
                                        )
                                        )
                                        )
was hereunto affixed                    )
in the presence of :                    )

Signature     :  ---------------------------------------------
Name          :
Designation   :


Signature     :  ---------------------------------------------
Name          :
Designation   :

CERTIFICATE OF CORRECTNESS

     I,
     a duly authorised officer of the Jurong Town Corporation, under Section 31 of the Jurong Town Corporation Act (Cap 150) for and on behalf of the Lessor hereby certify that this instrument is correct for the purposes of the Land Titles Act.



                                        ________________________________________
                                        Signature of Authorised Officer

     I,
     the Solicitor for the Lessee hereby certify that this instrument is correct for the purposes of the Land Titles Act.

                                        ________________________________________
                                        Signature of Solicitor

                                                      ML I/30809F

                                                    OFFICE USE ONLY


           THE LAND TITLES ACT
                                                     [DIAGRAM]
              (CHAPTER 157)



                              M E M O R A N D U M
                              -------------------

To the Registrar of Titles

On behalf of THE JURONG TOWN CORPORATION, a body corporate incorporated under the Jurong Town Corporation Act and having its office at Jurong Town Hall, Jurong Town Hall Road, Singapore, the Registered proprietor.

I, GLORIA and SIEW CHOO, certify that this memorandum (comprising seven pages), contains the provisions which are deemed to be incorporated in any instrument in which the abovementioned corporation is named as a lessor and such instrument has reference to this memorandum.


                                                       Signature
                                                   Authorised Officer



                                            Filed in the REGISTRY OF TITLES
LODGED BY:
                                                   ON 26TH JUNE, 1990
Jurong Town Corporation
Jurong Town Hall                                   REGISTRAR OF TITLES
Jurong Town Hall Road
Singapore 2260

                        SPECIAL COVENANTS AND CONDITIONS
                        --------------------------------

1    The Lessee hereby covenants with the Lessor as follows:-

     (i) To pay the yearly rent hereinbefore reserved on the days and in the manner appearing in the reddendum.

     (ii) To pay unto the Lessor on demand by way of additional rent a sum equal to all such sums as the Lessor may from time to time pay for insuring and keeping insured the demised premises against loss or damage by fire in case the Lessee shall make default in insuring and keeping insured the demised premises pursuant to the covenant in that behalf hereinafter contained PROVIDED ALWAYS THAT nothing herein shall render it obligatory on the part of the Lessor to insure and keep insured the demised premises or any part thereof.

     (iii) To pay all rates taxes assessments and outgoings whatsoever which now are or which at any time hereafter during the said term may be imposed or charged upon or in respect of the demised premises or any part thereof.

     (iv) To repair and keep in tenantable repair the demised premises and every part thereof throughout the said term.

     (v) To pay a reasonable proportion of the expense of constructing repairing rebuilding and cleansing all party walls fences sewers drains pipes water-courses and other things the use of which is common to the demised premises and the occupiers of any adjoining or neighbouring premises and such proportion in the case of a dispute shall be conclusively determined by the Lesser's surveyor for the time being.

     (vi) To permit the Lessor and his surveyors or agents with or without workmen or others during the said term at reasonable times in the day-time to enter upon the demised premises and every part thereof to examine the state and condition of the same and of defects decays and wants of reparations and of all breaches of covenant there found and the Lessor may thereupon serve on the Lessee notice in writing by leaving the same at or on the demised premises to or for the Lessee to make good the same within such reasonable time as specified in such notice.

     (vii) To perform and observe all the obligations which the Lessor of the demised premises may be liable to perform or observe during the term hereby created by any direction or requirement of any governmental or statutory authority and if the Lessee shall fail to observe or perform this covenant the Lessor may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Lessee as a debt PROVIDED ALWAYS THAT the Lessor shall not be liable to the Lessee for any loss damage or inconvenience caused thereby.

     (viii) Not to make or cause to be made any addition or alteration affecting the elevation external structure or stability of the demised premises or any part thereof without the prior written consent of the Lessor and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Lessee shall give to the Lessor security that the proposed addition alternation or rebuilding will in fact be carried out within a reasonable time.

     (ix) Forthwith to insure and keep insured the demised premises against loss or damage by fire to the full value thereof with a well established insurance company approved by the Lessor and to make all payments necessary for that purpose within seven days after the same shall become payable and upon reasonable notice to produce to the Lessor the policy or policing of such insurance and the receipts for all such payments.

     (x) As often as the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same in accordance with the plans and specifications approved by the Lessor and in accordance with the existing laws, bye-laws, regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that propose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

     (xi) Not to demise assign mortgage let sublet or underlet or grant a license or part with or share the possession or occupation of the demised premises in while or in part without first obtaining the consent of the Lessor in writing. The restrictions contained in
            Section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply. In addition, the Lessor may in its absolute discretion in giving the consent require, inter alia, that the fixed investment criteria be met and due proof thereof be shown within such period of time as the Lessor may stipulate, and in the event of the non-observance thereof, the Lessor shall be entitled to exercise its rights under Clause 3(c) herein.

     (xii) Within six months of the devolution of the interest of the Lessee not perfected by an assent to give notice thereof in writing with particulars thereof to the Lessor and produce to the Lesser such documentary evidence as may be required by the Lessor.

(xiii) Not to use the demised premises or any part thereof for any illegal or immoral purpose and not to do or permit or suffer to be done upon the demised premises anything which in the opinion of the Lessor may be or become a nuisance annoyance or cause damage or inconvenience to the Lessor or his lessees or the occupiers of any adjoining or neighbouring premises or whereby any insurance for the time being affected on the demised premises may be rendered void or voidable or be in any way affected.

(xiv) Not without the prior consent in writing of the Lessor to affix or exhibit or erect or paint or permit or suffer to be affixed or exhibited or erected or painted on or upon any part of the exterior of the demised premises or of the external rails or fences thereof any nameplate signboard placard poster or other advertisement or boarding.

(xv) To make reasonable provision against and be responsible for all loss injury or damage to any person or property including that of the Lessor for which the Lessee may be held liable arising out of or in connection with the occupation and use of the demised premises and to indemnify the Lessor against all proceedings claims costs and expenses which he may incur or for which he may be held liable as a result of any act neglect or default of the Lessee his servants contractors subcontractors or agents.

(xvi) To pay interest at the rate of 8.5% per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable under this Lease from the due dates thereof until payment in full is received by the Lessor.

(xvii) At the termination, by expiry or otherwise, of the term hereby created, to yield up the demised premises to the Lessor in tenantable repair in accordance with the Lessee's covenants herein contained PROVIDED THAT, if so required by the Lessor and upon notice thereof, the Lessee shall remove the fixtures and fittings, or any part thereof, as may be specified by the Lessor and reinstate the demised premises to the satisfaction of the Lessor and if the Lessee shall fail to observe or perform this covenant the Lessor shall execute such works and recover the costs thereof from the Lessee as a debt.

(xviii) To make good and sufficient provision for the safe and efficient disposal of all waste including but not limited to pollutants to the requirements and satisfaction of the Lessor PROVIDED THAT in the event of default by the Lessee under this covenant the Lessor may carry out such remedial measures as he thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Lessee as a debt.

     (xix) Not to do or omit or suffer to be done or omitted any act matter or thing in or on the demised premises in respect of the operations business, trade or industry carried out or conducted therein which shall contravene the provisions of any laws, bye-laws, orders, rules or regulations now or hereafter affecting the same but at his own cost and expense to comply with all such provisions and at all times hereafter to indemnify and keep indemnified the Lessor against all actions, proceedings, costs, expenses, claims, fines, losses, penalties and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

     (xx) To pay all costs disbursements fees and charges legal or otherwise including stamp and registration fees in connection with the preparation stamping and issue of this Lease and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Lease.

     (xxi) To pay all costs and fees legal or otherwise including costs as between solicitor and client in connection with the enforcement of the covenants and conditions herein.

     (xxii) To pay to the Lessor all survey fees and other charges including those payable to and claimed by the relevant Government Planning Authorities and other relevant governmental and statutory authorities for the survey of the demised premises for the purpose of sub-division of the land of which the demised premises forms part and issue of this Lease and a Certificate of Title PROVIDED THAT the Lessor shall have the right to employ his own surveyor to carry out the said survey in which event the Lessee shall bear all costs thereby incurred.

     (xxiii) At his own cost to take such steps and execute such works upon the demised premises as may be necessary for the protection of shores and embankments if any and for the prevention of earthslip erosion of soil and failure of slopes expeditiously in a workmanlike manner and to the satisfaction of the Lessor.

     (xxiv) To construct an internal drainage system within the demised premises to the satisfaction of the Lessor to ensure that all surface water collected thereon is discharged into the public drains.

     (xxv) Not to effect a change of name except with the prior consent in writing of the Lessor PROVIDED THAT on every change of name the Lessee shall pay to the Lessor a fee to be specified by the Lessor in relation to such consent.

     (xxvi) To perform and observe the covenants on the Lessor's part contained in the Head Lease made between the President of the Republic of Singapore and the Lessor so far as they are not varied herein and to keep the Lessor indemnified against all claims damages costs and expenses in any way relating thereto.

     (xxvii) To maintain the demised premises and every part thereof in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods, or articles of whatever nature and description from the demised premises or such part thereof as may be stipulated in writing by the Lessor.

     (xxviii) At his own cost to plant and maintain trees and landscape the demised premises in accordance with all the requirements of the Parks and Recreation Department, Ministry of National Development and other relevant governmental and statutory authorities.

     (xxix) Not to install or use any electrical installation, machine or apparatus that may cause or causes heavy power surge, high frequency voltage and current, air borne noise, vibration or any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Lessees in connection therewith, to allow the Lessor or any authorised person to inspect at all reasonable times, such installation, machine or apparatus in the demised premises to determine the source of the interference or disturbance and thereupon, to take suitable measures, at the Lessee's own expense, to eliminate or reduce such interference or disturbance to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Lessee's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

     (xxx) To indemnify the Lessor against each and every claim, proceeding, action, loss, penalty, damage, expense, cost and demand which may arise in connection with clause (xxix) above.

     (xxxi) At the Lessee's own cost to execute such works as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and other relevant governmental and statutory authorities.

     (xxxii) Subject to that clause in the Special Covenants and Conditions of this Lease which stipulates the specific use the Lessor permits for the demised premises, the Lessee shall use and shall ensure that at least sixty per centum (60%) of the total floor area of the demised premises shall be used for purely industrial activities, and may use the remaining floor area for ancillary stores and offices, neutral areas, communal facilities and such other uses as may be approved in writing by the Lessor and the relevant governmental and statutory authorities PROVIDED THAT the said ancillary offices shall not exceed twenty-five per centum (25%) of the total floor area AND PROVIDED FURTHER THAT the Lessee shall not use and occupy the demised premises for the purpose of commercial office and storage unrelated to the Lessee's approved industrial activity.

     (xxxiii) If the Lessee shall at any time be found to have encroached upon any area behind the boundaries of the demised premises, the Lessee shall at his own cost and expenses, but without prejudice to any other right or remedy the Lessor may have against him, immediately or within the time specified (if any) by the Lessor rectify and remove the encroachment to the satisfaction of the Lessor and pay to the Lessor such compensation as may be specified by the Lessor. If, however, the Lessor in his absolute discretion permits the Lessee to regularise and retain the encroached area or any part thereof upon such terms and conditions as may be stipulated by the Lessor and any other relevant governmental and statutory authorities, the Lessee shall pay land rent on the encroached area with retrospective effect from the date of commencement of the term hereby created, and the Lessee shall also pay all survey fees, amalgamation fees, legal fees (including solicitor and client costs and expense), and all other costs and charges relating thereto.

     (xxxiv) If any damage of whatsoever nature or description shall at any time occur or be caused to the demised premises or any part thereof, to forthwith give to the Lessor written notice of the damage and to remedy the damage to the satisfaction of the Lessor within such time as the Lessor may specify, all at the cost of the Lessee.

     (xxxv) Not to keep or permit to be used or stored in the demised premises or any part thereof any materials of a dangerous or explosive nature without the prior consent in writing of the Lessor and to keep the Lessor indemnified against all damages claims and action caused by the use of storage of such materials whether or not the same is done with the consent of the Lessor.

2 The Lessor hereby covenants with the Lessee that the Lessee paying the rent hereinbefore reserved and performing and observing the covenants conditions and agreements on the part of the Lessee hereinbefore contained shall peaceably hold and enjoy the demised premises during the term hereby granted without any interruption or by the Lessor or any person lawfully claiming through under or in trust for him.

3    PROVIDED ALWAYS and it is hereby agreed between the parties as follows :-

     (a) That no estate or interest in the soil of the road and footpath adjacent to the demised premises is or shall be deemed to be included in the demise hereinbefore contained.

     (b) That the Lessee shall not be entitled to any right of access of light or air to the demised premises or any part thereof, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose.

     (c) That if the said rent hereby reserved or any part thereof shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not) or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorized by him in that behalf at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessor herein contained PROVIDED THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

4    In this Lease where the context so requires or permits, words importing the singular number or the masculine gender include the plural number or the feminine gender and words importing persons include corporation and vice versa, the expression "the Lessor" shall include its successors-in-title and assigns, the expression "the Lessee" shall include its successors-in-title and permitted assigns (if any), where there are two or more persons included in the expression "the Lessee" covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally, and except where otherwise provided the expression "the demised premises" shall mean the land hereby demised and all buildings, structures, fixtures and fittings therein.

                      BELOW THIS LINE FOR OFFICE USE ONLY

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Special Remarks                                   Endorsing Instruction

                                                  First Schedule:




                                                  Second Schedule:







--------------------------------------------------------------------------------

EXAMINED                                                     REGISTERED ON

                                        --------------------

                                        Initials of
                                        Signing
                                        Officer


Date:                                                        REGISTRAR OF TITLES

--------------------------------------------------------------------------------

                                                  ------------------------------
                                                  VML            1    Ver    1
                                                  ------------------------------
                              THE LAND TITLES ACT
                                                  ------------------------------


                                                  ------------------------------
                                                     (For official use only)

                     FIRST VARIATION OF MEMORANDUM OF LEASE

LESSOR
------

--------------------------------------------------------------------------------
Name:                                   JURONG TOWN CORPORATION
--------------------------------------------------------------------------------
Address:                                a body corporate incorporated under
                                        Jurong Town Corporation Act and having
                                        its office at Jurong Town Hall, 301
                                        Jurong Town Hall Road, Singapore 2260.
--------------------------------------------------------------------------------

AUTHORISED OFFICER OF LESSOR
----------------------------

--------------------------------------------------------------------------------
Name:                                   GLORIA ONG SIEW CHOO
--------------------------------------------------------------------------------

I, the abovementioned authorised officer of the Lessor, certify that in any instrument of the Lessor's in which both the Memorandum of Lease filed in the Land Titles Registry as No: I/30809F (hereinafter referred to as "ML I/30809F") and this Variation of Memorandum of Lease have reference:

(a) the following Easement provisions set out in Schedule I herein shall be inserted in addition to the clauses incorporated in ML I/30809F;

(b) the following sub-clause(s) as set out in Schedule II shall be in substitution of the sub-clauses incorporated in clause 1 and clause 3 contained in ML I/30809F and more particularly set out in Schedule III; and

(c) the following sub-clauses as set out in Schedule IV shall be inserted in addition to the sub-clauses in clause 1 contained in ML I/30809F.

                             SCHEDULE I - Easement

EASEMENT: RESERVING TO THE LESSOR, and all others to whom the Lessor has granted or may grant, as appurtenant to each and every premises adjoining and neighbouring the demised premises which are capable of so enjoying, a free and uninterrupted RIGHT OF PASSAGE AND RUNNING of water soil electricity power gas telephone communication and other services from the adjoining and neighbouring premises thereon through or by means of sewers drains pipes channels wires cables and ducts upon over or under the demised premises and to make connections with such sewers drains pipes channels wires cables and ducts or any of them for the purpose of exercising the said right of passage and of running the aforesaid services upon over or under the demised premises herein AND all other easements, ancillary rights and obligations as are or may be implied by the Land Titles Act (CAP 157).

SCHEDULE II - Replacement sub-clauses

1         (x)    As often as any building or structure on the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to give to the Lessor written notice of such destruction or damage and forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same to the satisfaction of the Lessor and in accordance with the plans and specifications approved by the Lessor and in accordance with the laws, bye-laws regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

          (xxv) Subject always to clause 1(xi) herein, to give to the Lessor written notice of every change of name within one month from the date of each change.

3    (c)  That if the said rent hereby reserved or any other sums due under this
          Lease, or any part thereof shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not) or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order writ of seizure and sale or its equivalent made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order writ of seizure and sale or its equivalent shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorised by him in that behalf at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessee herein contained PROVIDED THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

SCHEDULE III - Previous sub-clause

1    (x)  As often as the demised premises or any part thereof shall be destroyed or damaged as aforesaid forthwith to cause all monies received by virtue of such insurance to be laid out in rebuilding and reinstating the same in accordance with the plans and specifications approved by the Lessor and in accordance with the existing laws, bye-laws, regulations and planning schemes of every relevant governmental and statutory authority prevailing at the time, and in case the monies so received shall be insufficient for that purpose then to make up the deficiency out of his own monies PROVIDED THAT the rebuilding and reinstatement shall in any event commence and be completed within the period specified by the Lessor.

     (xxv) Not to effect a change of name except with the prior consent in writing of the Lessor PROVIDED THAT on every change of name the Lessee shall pay to the Lessor a fee to be specified by the Lessor in relation to such consent.

3    (c)       That if the said rent hereby reserved or any part thereof shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not) or if any of the covenants or obligations on the part of the Lessee herein contained shall not be performed or observed or if any charging order made in respect of the demised premises shall be enforced by sale or by entry into possession without the written consent of the Lessor having first been obtained (Section 17 of the Conveyancing and Law of Property Act shall also not apply in such event) by the Lessee or by the person in whose favour the charging order shall have been made, then and in any such case it shall be lawful for the Lessor or any person or persons authorised by him in that behalf at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon the term hereby created shall absolutely determine but without prejudice to any right of action or remedy of the Lessor in respect of any breach of any of the covenants or conditions by the Lessee herein contained PROVIDED
               THAT if the demised premises have been assigned by way of mortgage the provisions of this clause shall not take effect until the Lessor has served upon the mortgagee a notice in writing that such breach has occurred and the mortgagee has failed to remedy such breach.

SCHEDULE IV -- Additional sub-clauses

1    (xxxvi)   At the Lessee's own cost and expense and subject to the Lessor's prior written approval, to execute such works as may be deemed necessary by the Lessee in respect of the state and condition of the demised premises (especially its ground levels, topography and soil condition) which state and condition the Lessee shall be deemed to have full knowledge.

(xxxvii) Not to keep or allow to be kept any livestock or other animals at the demised premises or any part thereof.

(xxxviii)       At the Lessee's own cost, to properly install and maintain exit lightings and exit signs at staircases, exist passageways and exits of the demised premises in accordance with all requirements of the Building Control Division.

(xxxix) To forthwith install and at all times to properly maintain sufficient emergency lighting in the production area of the demised premises in accordance with all requirements of the Fire Services bureau and to liaise directly with the Fire Services Bureau in relation thereto, and in the event that any alteration or addition to the demised premises shall thereby be necessary, then to obtain the prior written consent of the Lessor and the relevant governmental and statutory authorities in accordance with Clause 1(viii) of ML I/30809F, all at the cost of the Lessee.

(xl) Without prejudice to the generality of Clauses 1(iii) and 1(vii) of ML I/30809F, the rent and other taxable sums payable by the Lessee under or in connection with this lease shall be exclusive of the goods and services tax (hereinafter called "tax") chargeable by any government, statutory or tax authority calculated by reference to the amount of rent and any other taxable sums received or receivable by the Lessor from the Lessee. The Lessee shall pay the tax and the Lessor acting as the collecting agent for the government, statutory or tax authority shall collect the tax from the Lessee together with the rent hereinbefore reserved without any deduction and in advance without demand on the 1st day of each of the months of January, April, July and October, and in the manner and within the period prescribed in accordance with the applicable laws and regulations.

DATE OF APPLICATION: 4th day of May 1995

EXECUTION BY THE AUTHORISED OFFICER:
------------------------------------


                                        ----------------------------------------
                                                  GLORIA ONG SIEW CHOO


Witness:                                ----------------------------------------
                                                ANNIE NG KIN MUI nee AU


LODGED BY:
----------


--------------------------------------------------------------------------------
Name:                                   JURONG TOWN CORPORATION
--------------------------------------------------------------------------------
Address:                                a body corporate incorporated under
                                        Jurong Town Corporation Act and having
                                        its office at Jurong Town Hall, 301
                                        Jurong Town Hall Road, Singapore 2260.
--------------------------------------------------------------------------------

FOR OFFICE USE ONLY

-------------------------------------------------------------------------------
EXAMINED                 REGISTERED ON



Date:                    Initials of                   Registrar of Titles
                         Signing Officer
-------------------------------------------------------------------------------

                                     [MAP]

NOTE:

All grid references shown on this plan are based on Singapore Survey Department origin [ILLEGIBLE] E300001

All distances are in metres.

Dimensions and area are subject to final survey.

Lessees are required to consult other relevant authorities for services [ILLEGIBLE] by them.

Data incorporated from sketch #30 in S/MC [ILLEGIBLE] Vol C.

-------------------------------------------------------------------------------

[JTC LOGO]     Jurong Town Corporation
               Technical Services Group
               Survey Department

-------------------------------------------------------------------------------

                                 AGREEMENT PLAN

                                   Part of
                        A127871d1: Lots 230L & 1179P
                                   Mukim No.13

-------------------------------------------------------------------------------

Approved

/s/ TAN HUCK JIN                   6/10/97
------------------------------------------------
TAN HUCK JIN                       Date
DEPUTY DIRECTOR (SURVEY)

-------------------------------------------------------------------------------

Approved

[Signature Illegible]              6/10/97
------------------------------------------------
[ILLEGIBLE]                        Date
Surveyor-in-charge

-------------------------------------------------------------------------------

               [ILLEGIBLE]    DATE           SCALE  1:2000
------------------------------------------------------------
SURVEYED       COMPILED        --            PLAN NO.
-------------------------------------
DRAWN          SULAIMAN       30.9.97        S/LA 499-5
-------------------------------------
CHECKED        [ILLEGIBLE]    5.10.97
-------------------------------------------------------------------------------